                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 17, 2008
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

Maryland                          001-13533                  74-2830661
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(State or other jurisdiction of  (Commission File           (I.R.S. Employer
  incorporation or organization)     Number)              Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
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                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 17, 2008, NovaStar  Financial,  Inc. ("NFI"),  NovaStar Mortgage,  Inc.
("NMI"),  NFI Holding Corp.  ("NFI  Holding") and NovaStar Home  Mortgage,  Inc.
("NHMI"  and,  with NFI,  NMI and NFI  Holding,  the  "NovaStar  Entities")  and
American  Interbanc  Mortgage,  LLC  ("Plaintiff")  entered into a  Confidential
Settlement  Term Sheet  Agreement (the  "Settlement  Terms") with respect to the actions, judgments and claims described below.

In March 2002,  Plaintiff  filed an action  against  NHMI in  Superior  Court of
Orange County,  California  entitled American Interbanc Mortgage LLC v. NovaStar
Home Mortgage, Inc. et. al. (the "California Action").

In the  California  Action,  Plaintiff  alleged that NHMI and two other mortgage companies  ("Defendants")  engaged in false  advertising and unfair  competition under certain California statutes and interfered  intentionally with Plaintiff's prospective  economic relations.  On May 4, 2007, a jury returned a verdict by a
9-3 vote awarding  Plaintiff  $15.9 million.  The court trebled the award,  made adjustments for amounts paid by settling Defendants, and entered a $46.1 million judgment  against  Defendants  on June 27, 2007.  The award is joint and several against  the  Defendants,  including  NHMI.  It is  unknown  if  the  other  two
Defendants,  one of which has filed a bankruptcy  petition,  have the  financial ability to pay any of the award.

NHMI's  motion for the trial  court to overturn or reduce the verdict was denied on August 20, 2007, and NHMI appealed that decision (the "Appeal").  Pending the
Appeal,  Plaintiff commenced  enforcement actions in the states of Missouri (the
"Kansas City  Action") and  Delaware,  and obtained an  enforcement  judgment in
Delaware (the  "Delaware  Judgment").  On January 23, 2008,  Plaintiff  filed an involuntary  petition for bankruptcy  against NHMI under 11 U.S.C.  Sec. 303, in the United  States  Bankruptcy  Court for the Western  District of Missouri (the
"Involuntary"). Plaintiff was joined by two individuals alleging claims totaling
$150 in the Involuntary  filing. NHMI filed an answer and contested the standing of Plaintiff and the individuals to be petitioning creditors in bankruptcy.

On March  17,  2008,  the  NovaStar  Entities  and  Plaintiff  entered  into the
Settlement Terms with respect to the California Action, the Judgment, the Kansas
City Action, the Delaware Judgment, the Involuntary, and all related claims. The parties  agreed to negotiate a longer-form  definitive  settlement  agreement to replace the Settlement Terms but, absent execution of such an agreement by March
24, 2008, the Settlement Terms become the final,  binding  settlement  agreement between the parties.

Under  the  Settlement  Terms,  the  parties  agreed  to  move  to  dismiss  the
Involuntary.  Within  ten  (10)  business  days  after  notice  of  entry of the
dismissal  of  the  Involuntary,   the  NovaStar  Entities  will  pay  Plaintiff
$2,000,000 plus the balance in an account established by order of the Bankruptcy
Court in an amount no less than $50,000 (but not  anticipated to be greater than
$65,000  at the time of  payment),  with NHMI  obligated  to  otherwise  satisfy obligations to its identified  creditors up to $48,000.  The parties also agreed to extend the Appeal briefing  period pending  finalization of the settlement of the other actions, judgments and claims, as described below.

The Settlement Terms provide that,  subject to payment of the amounts  described above and satisfaction of certain other conditions, the parties will dismiss the
California  Action as to NHMI and the Kansas City Action and Delaware  Judgment,
effect notice of  satisfaction  of the Judgment,  and effect a mutual release of all claims that were or could have been raised in any of the  foregoing  or that are related to the subject matter  thereof,  upon the earliest of the following:
(i) July 1,  2010,  (ii) a waiver by  Wachovia  of  Wachovia's  right to file an involuntary  bankruptcy proceeding against any of the NovaStar Entities prior to
July 1, 2010,  (iii) an extension of the maturity date of NFI's  indebtedness to
Wachovia  until at least July 1, 2010,  or (iv) delivery to Plaintiff of written documentation  evidencing the full satisfaction of NFI's current indebtedness to
Wachovia.

In  addition  to the  initial  payments  to be made to the  Plaintiff  following dismissal of the  Involuntary,  NFI will pay Plaintiff $5.5 million if, prior to
July 1, 2010, (i) NFI's average common stock market  capitalization  is at least
$94.4 million over a period of five (5)  consecutive  business days, or (ii) the holders of NFI's  common  stock are paid $94.4 in net asset value as a result of any sale of NFI or its  assets.  If NFI is sold  prior to July 1,  2010 for less than $94.4 million and ceases to be a public company, then NFI will obligate the purchaser either to immediately pay $2 million to Plaintiff, or to pay Plaintiff
$5.5 million in the event the value of the company  exceeds  $94.4 million prior to July 1, 2010 as determined by an independent valuation company.

NFI makes no  assurances  with  regard to its  ability  to satisfy any of the conditions described or referenced herein.  Without limiting the foregoing,  NFI has obtained no  commitment  from Wachovia with regard to any action that may be required of Wachovia in order to effect,  prior to July 1, 2010,  the dismissals and releases  described above.  Nothing herein or in the Settlement Terms should be construed as a belief, projection, assumption, or indication of intent of NFI or its management regarding any future event, any industry or market conditions, or NFI's  financial  condition,  stock price,  or business  plans or strategies.
Information  concerning  NFI,  including  without  limitation,  NFI's  assets and results of  operations,  its business  plans and  strategies,  and its financing arrangements  with  Wachovia,  is contained in NFI's  periodic  filings with the
Securities and Exchange Commission (the "SEC").

Statements  in this  report  regarding  NFI and its  subsidiaries  that  are not historical facts are "forward-looking  statements" within the meaning of Section
21E of the  Securities  Exchange  Act  of  1934,  as  amended.  Forward  looking statements  are those that  predict or  describe  future  events and that do not
relate  solely  to   historical   matters  and  include   statements   regarding
management's future plans. Words such as "expect," "plan," and other expressions or words of similar  meanings,  as well as future or  conditional  verbs such as
"will," "would,"  "should," "could," or "may" are generally intended to identify forward-looking  statements.  Actual results or events may vary  materially from those discussed  herein.  Some important factors that could cause actual results or events to differ  materially from those anticipated  include:  our ability to continue as a going  concern  and avoid  seeking the  protection  of  applicable bankruptcy  laws;  our ability to generate  positive  cash flow;  our ability to reduce expenses from our discontinued operations; increases in the credit losses on mortgage loans held in our portfolio or underlying  our mortgage  securities;
our  ability to repay all  amounts  owed to Wachovia in a manner and time period acceptable  to  Wachovia;  our  ability  to  obtain  necessary  waivers  of,  or amendments to, the documents governing our indebtedness; increases in prepayment or default  rates on our  mortgage  assets;  and the risks that are from time to time  included  in our  filings  with  the  SEC.  Other  factors  not  presently identified  may also cause  actual  results to differ.  This  report on Form 8-K speaks  only as of its date and we  expressly  disclaim  any duty to update  the information herein except as required by federal securities laws.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  March 20, 2008                    /s/ Rodney Schwatken
                                      ------------------------------------------
                                        Rodney Schwatken
                                        Chief Financial Officer